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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 1996

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)


       State of New Jersey       1-9120              22-2625848
       (State or other           (Commission         (I.R.S. Employer
       Jurisdiction of           File Number)        Identification No.)
       Incorporation)

       80 Park Plaza, P.O. Box 1171
       Newark, New Jersey                            07101-1171
       (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: 201-430-7000


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)


       State of New Jersey       1-973               22-1212800
       (State or other           (Commission         (I.R.S. Employer
       Jurisdiction of           File Number)        Identification No.)
       Incorporation)

       80 Park Plaza, P.O. Box 570
       Newark, New Jersey                            07101-0570
       (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: 201-430-7000



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Item 5.  Other Events
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The following  information  updates certain matters  previously  reported to the
Securities and Exchange  Commission  under Item 1 - Business of Part I and under
Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") of the Annual Report on Form 10-K for the year ended December 31, 1995; and under Item 2 - MD&A of Part I and under Item 5 - Other Information of Part II of the Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996 of Public Service Enterprise Group Incorporated
("Enterprise")   and  Public  Service   Electric  and  Gas  Company   ("PSE&G"),
respectively.

PSE&G - Rate Matters - Nuclear Performance Standard - Nuclear Operations (Salem)
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Reference is made to the press release of Enterprise,  dated October 23, 1996, a copy of which is attached hereto as Exhibit 99, announcing the proposed settlement of three PSE&G regulatory issues pending before the New Jersey Board of Public Utilities, including the "used and usefulness" of the Salem Nuclear Generating Station, Units 1 and 2.

Item 7.  Financial Statements and Exhibits
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   Exhibit
Designation                       Nature of Exhibit

   99                  Enterprise press release dated October 23, 1996.





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                                    SIGNATURE
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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                                  (Registrant)

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                                  (Registrant)

                By              ROBERT C. MURRAY
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                                Robert C. Murray

                   Vice President and Chief Financial Officer
                  Public Service Enterprise Group Incorporated

                Senior Vice President and Chief Financial Officer
                     Public Service Electric and Gas Company

Date:  October 23, 1996